UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2008

PETRO RESOURCES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	333-132596	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

 777 Post Oak Boulevard, Suite 910
Houston, Texas  77056
(Address of principal executive offices)

(832) 369-6986
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.  Entry into a Material Definitive Agreement.

On September 9, 2008, Petro Resources Corporation (the "Company") entered into (1) a $50 million Credit Agreement (the "Credit Agreement") with certain lenders named in the agreement and CIT Capital USA Inc., as administrative agent for the lenders and (2) a $15 million Second Lien Term Loan Agreement (the "Second Lien Term Loan Agreement") with certain lenders named in the agreement and CIT Capital USA Inc., as administrative agent for the lenders.

The Credit Agreement provides for a $50 million first lien revolving credit facility, with an initial borrowing base availability of $17 million.  The first lien facility may be used for loans and, subject to a $500,000 sublimit, letters of credit.  Borrowings under the Credit Agreement may be used to provide working capital for exploration and production purposes, to refinance existing debt, and for general corporate purposes.  The maturity date of the Credit Agreement is September 9, 2011.

Borrowings under the Credit Agreement bear interest, at the Company's option, at either a fluctuating base rate or a rate equal to LIBOR plus, in each case, a margin determined based on the Company's utilization of the borrowing base.  If an event of default occurs and is continuing, the lenders may increase the interest rate then in effect by an additional 2% per annum.  The Credit Agreement contains covenants that, among others things, restrict the ability of the Company to, with certain exceptions: (1) incur indebtedness; (2) grant liens; (3) acquire other companies or assets; (4) dispose of all or substantially all of its assets or enter into mergers, consolidations or similar transactions; (5) make restricted payments; (6) enter into transactions with affiliates; and (7) make capital expenditures.  The Credit Agreement also requires the Company to satisfy certain financial covenants, including maintaining (1) a ratio of EBITDAX to Interest Expense (as each term is defined in the Credit Agreement) of not less than 2.5:1.0; (2) a ratio of Net Debt (as such term is defined in the Credit Agreement) to EBITDAX of not more than (a) 4.5:1.0 for the fiscal quarters ending December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, and (b) 3.5:1.0 for each fiscal quarter ending thereafter; and (3) a ratio of consolidated current assets to consolidated current liabilities of not less than 1.0:1.0.  The Company is also required to enter into certain swap agreements pursuant to the terms of the Credit Agreement.

PRC Williston LLC, the Company's wholly owned subsidiary ("PRC Williston"), has guaranteed the performance of all of the Company's obligations under the Credit Agreement and related agreements pursuant to a Guaranty and Collateral Agreement dated as of September 9, 2008 (the "Guaranty and Collateral Agreement").  Subject to certain permitted liens, the Company's obligations have been secured by the grant of a first priority lien on no less than 80% of the value of the Company's and PRC Williston's existing and to-be-acquired oil and gas properties and the grant of a first priority security interest in related personal property of the Company and PRC Williston.  The Company has also granted a first priority security interest in its ownership interest in PRC Williston, subject only to certain permitted liens.

The Second Lien Term Loan Agreement provides for a $15 million second lien term loan facility.  All term loans available under the second lien term loan facility were advanced to the Company on September 9, 2008 and were used to refinance existing debt.  The maturity date of the Second Lien Term Loan Agreement is September 9, 2012.  Under certain circumstances, the Company is permitted to repay the term loans prior to the maturity date; however, any payments made on or prior to September 9, 2009 are subject to a prepayment penalty equal to 2% of the amount prepaid, and any payments made after September 9, 2009 but on or before September 9, 2010 are subject to a prepayment penalty equal to 1% of the amount prepaid.

Borrowings under the Second Lien Term Loan Agreement bear interest, at the Company's option, at either a fluctuating base rate plus 6.50% per annum or a rate equal to LIBOR plus 7.50% per annum.  If an event of default occurs and is continuing, the lenders may increase the interest rate then in effect by an additional 2% per annum.  The Second Lien Term Loan Agreement contains covenants that, among others things, restrict the ability of the Company to, with certain exceptions: (1) incur indebtedness; (2) grant liens; (3) acquire other companies or assets; (4) dispose of all or substantially all of its assets or enter into mergers, consolidations or similar transactions; (5) make restricted payments; (6) enter into transactions with affiliates; and (7) make capital expenditures.  The Second Lien Term Loan Agreement also requires the Company to satisfy certain financial covenants, including maintaining (1) a ratio of Total Reserve Value to Debt (as each term is defined in the Second Lien Term Loan Agreement) of not less than 1.75:1.0; and (2) a ratio of Net Debt to EBITDAX (as each term is defined in the Second Lien Term Loan Agreement) of not more than (a) 4.5:1.0 for the fiscal quarters ending December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, and (b) 4.0:1.0 for each fiscal quarter ending thereafter.

PRC Williston LLC has guaranteed the performance of all of the Company's obligations under the Second Lien Term Loan Agreement and related agreements pursuant to a Second Lien Guaranty and Collateral Agreement dated as of September 9, 2008 (the " Second Lien Guaranty and Collateral Agreement").  Subject to certain permitted liens (including, without limitation, the liens and security interests granted in connection with the Credit Agreement referenced above), the Company's obligations under the Second Lien Term Loan Agreement have been secured by the grant of a first priority lien on no less than 80% of the value of the Company's and PRC Williston's existing and to-be-acquired oil and gas properties and the grant of a first priority security interest in related personal property of the Company and PRC Williston.  The Company has also granted a first priority security interest in its ownership interest in PRC Williston, subject only to certain permitted liens (including, without limitation, the security interest granted in connection with the Credit Agreement).

The Credit Agreement and the Second Lien Term Loan Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this report. The Guaranty and Collateral Agreement and the Second Lien Guaranty and Collateral Agreement are filed as Exhibits 10.3 and 10.4, respectively, to this report.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description

10.1	Credit Agreement dated as of September 9, 2008 among Petro Resources Corporation, CIT Capital USA Inc., as administrative agent, and the lenders party thereto
10.2	Second Lien Term Loan Agreement dated as of September 9, 2008 among Petro Resources Corporation, CIT Capital USA Inc., as administrative agent, and the lenders party thereto
10.3	Guaranty and Collateral Agreement dated as of September 9, 2008 among Petro Resources Corporation, PRC Williston LLC, and CIT Capital USA Inc., as administrative agent
10.4	Second Lien Guaranty and Collateral Agreement dated as of September 9, 2008 among Petro Resources Corporation, PRC Williston LLC, and CIT Capital USA Inc., as administrative agent
99.1	Press release dated September 9, 2008

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETRO RESOURCES CORPORATION

Date: September 10, 2008	/s/ Wayne P. Hall
Wayne P. Hall,
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement dated as of September 9, 2008 among Petro Resources Corporation, CIT Capital USA Inc., as administrative agent, and the lenders party thereto
10.2	Second Lien Term Loan Agreement dated as of September 9, 2008 among Petro Resources Corporation, CIT Capital USA Inc., as administrative agent, and the lenders party thereto
10.3	Guaranty and Collateral Agreement dated as of September 9, 2008 among Petro Resources Corporation, PRC Williston LLC, and CIT Capital USA Inc., as administrative agent
10.4	Second Lien Guaranty and Collateral Agreement dated as of September 9, 2008 among Petro Resources Corporation, PRC Williston LLC, and CIT Capital USA Inc., as administrative agent
99.1	Press release dated September 9, 2008